UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2011

VERECLOUD, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-52882	26-0578268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6560 South Greenwood Plaza Boulevard
Number 400 Englewood, Colorado	80111
(Address of Principal Executive Offices)	( Zip Code )

(877) 711-6492
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On September 2, 2011, James R. Buckley provided notice of his intent to resign as the Chief Financial Officer of Verecloud, Inc (the "Company"). The effective date of his resignation as Chief Financial Officer was September 2, 2011. Mr. Buckley will continue as an employee of the Company through September 30, 2011. William E. Wood, III, President of the Company, will serve as interim Chief Financial Officer until the Company fills the position.

On September 9, 2011, the Company terminated the employment of its Chief Operating Officer, Michael P. Cookson, without cause.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERECLOUD, INC.

Date: September 9, 2011	By:	/s/ John McCawley
John McCawley
Chief Executive Officer